Exhibit 10.1


                         [FORM OF] AMENDED AND RESTATED
                          STOCK OPTION AWARD AGREEMENT


                  THIS AMENDED AND RESTATED STOCK OPTION AWARD AGREEMENT (this "Amended Agreement"), dated as of January 30, 2002 (the "Effective Date"), is made between APCOA/Standard Parking, Inc. (the "Company") and ___________ (the "Optionee"). All capitalized terms used herein that are not defined herein shall have the respective meanings given to such terms in the APCOA/Standard Parking, Inc. 2001 Stock Option Plan (the "Plan"). It is understood and agreed that the Option evidenced hereby is subject to the following terms and conditions:

                                    RECITALS:


         WHEREAS, the Company and the Optionee entered into a Stock Option Award Agreement dated January 30, 2002 (the "Option Agreement");


         WHEREAS, the Company and desires to modify the Option Agreement to clarify and modify the vesting provisions; and


         WHEREAS, the Optionee has agreed to permit the modification of such vesting provisions.


         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereby agree as follows.

         1. Grant of Option. Pursuant to the provisions of the Plan, the Company hereby grants to the Optionee, subject to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth, the right and option to purchase from the Company all or any part of an aggregate of 36 shares of the 18% Senior Convertible Redeemable Series D Preferred Stock due 2008 (the "Stock"), at a per share purchase price equal to $5,600.00 (the "Option"), such Option to be exercisable as hereinafter provided. The Option shall not be treated as an "incentive stock option," as defined in Section 422 of the Code.

         2. Expiration Date. The Option shall expire ten (10) years after the date indicated above.

         3. Vesting and Exercise of Option.

                  (a) Subject to the other terms of this Amended Agreement and the Plan, the Option is fully vested at all times and may be exercised in full on or after the earlier of (i) a Change in Control, (ii) an Initial Public Offering, (iii) an "Optional Redemption" (as defined in the Certificate of Designations) or (iv) such earlier date as may be fixed in the sole and exclusive discretion of the Committee.

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

                  (b) Notwithstanding the foregoing, in the event of a "Optional Redemption" or a "Change in Control Redemption" (as each such term is defined in Section 5 of the Certificate of Designations), the Optionee will automatically be treated as having exercised his Option, the Company's or the Optionee's election to exercise their right of redemption, as applicable, shall extend to the Stock underlying such Option and the Option will be canceled immediately following such event. In such event, the Optionee will not be required to make a payment to the Company with respect to the deemed exercise of such Option. Rather, the Optionee will receive a cash distribution (net of any applicable withholding obligations) equal to the product of the number of shares underlying the Option multiplied by the difference between the per share redemption price paid by the Company in connection with such redemption and the exercise price provided for under the Option. Notwithstanding the foregoing, in the event of a Change in Control Redemption where the redemption price is not paid in cash, the Optionee will not automatically be treated as having exercised his Option, but such Option will be exercisable and will otherwise continue in accordance with its terms.

                   (c) In the event of an Initial Public Offering, the shares of Stock underlying the Options granted hereunder will automatically be converted into the number of shares of common stock of the Company equal to the quotient of the then-effective "Redemption Price" (as such term is defined in the Certificate of Designations) divided by the price per share at which shares of the Company's common stock are offered in the IPO. The exercise price for each share of common stock under the converted Option shall be equal to the product of the exercise price under the Option prior to the conversion multiplied by the quotient of the price per share at which shares of the Company's common stock are offered in the IPO divided by the then-effective Redemption Price.

                  (d) In addition to the foregoing, in the event any other redemption in cash of all of the then outstanding Stock at the election of the Company, the terms of which are not covered by the Certificate of Designations,
(i) the Option may be exercised in full, and (ii) the Company shall give the Optionee reasonable advance notice of its intent to redeem, the details relating to the terms of such redemption and an opportunity to exercise his Option and participate in the redemption on the same terms as applicable to the other shareholders whose Stock is being redeemed pursuant to such redemption. In the event that the Optionee does not exercise his Option pursuant to such redemption, such Option will otherwise continue in accordance with its terms, but will not be exercisable until a subsequent exercise triggering event described in this Section 3.

                  (e) An Option must be exercised in whole for the full number of shares of Stock provided under the Option; provided, however, that in the event of an IPO, an Option may be exercised with respect to the lesser of the number of shares designated by the Board at the time of such IPO or the full number of shares of Stock then subject to the Option. Any exercise of all or any part of the Option shall be accompanied by Notice to the Company specifying the number of shares of Stock as to which the Option is being exercised. Upon the valid exercise of all or any part of the Option, a certificate (or certificates) for the number of shares of Stock with respect to which the Option is exercised shall be issued in the name of the Optionee, subject to the other terms and conditions of this Amended Agreement and the Plan.

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

                  (f) Upon the exercise of an Option pursuant to this Section 3, the Optionee will receive a cash (or, in the case of an Initial Public Offering described under Section 3(c), stock) payment equal to the cash value of all of the dividends (as provided under Section 3 of the Certificate of Designations) that would have been paid with respect to the shares of Stock received upon exercise of the Option as if the Optionee actually owned such Stock from the date of grant through the date of such exercise.

         4. Consideration. If applicable, at the time of any exercise of the Option, the purchase price of the shares of Stock as to which the Option shall be exercised shall be paid to the Company in United States dollars by personal check, bank draft or money order.

         5. Exercise Upon Death, Disability or Termination of Employment or Service. The Option shall terminate upon the termination, for any reason, of the Optionee's employment or service with the Company or an Affiliate, and no shares of Stock may thereafter be purchased under the Option except as follows:

                  (a) In the event of the death of the Optionee while an employee of, or director or consultant to, the Company or an Affiliate, the Option may be exercised after his death by his designated beneficiary, his heir, the legal representative of the Optionee's estate or by the legatee of the Optionee under his last will, to the same extent that the Option would have been exercisable by the Optionee absent such death in accordance with Section 3 hereof.

                  (b) If the Optionee's employment, directorship or consulting relationship with the Company or an Affiliate shall terminate by reason of the Optionee's "Disability," as defined in the Company's then-effective long-term disability plan, the Option may be exercised after such termination, to the same extent that the Option would have been exercisable by the Optionee absent such Disability in accordance with Section 3 hereof.

                  (c) If the Optionee voluntarily terminates, or the Company or an Affiliate terminates, the Optionee's employment, directorship or consulting relationship for any reason other than the Optionee's death or Disability, the Option shall automatically, without any further action required by the Company, terminate on the date of such termination of employment or service and no shares of Stock may thereafter be purchased under the Option.

         6.       Nontransferability.

                  (a) Except as allowable under Section 6(b), the Option shall not be transferable otherwise than by will or the laws of descent and distribution, and is exercisable, during the lifetime of the Optionee, only by him; provided that the Option may be exercised after the Optionee's death by the beneficiary most recently named by the Optionee in a written designation thereof filed by the Optionee with the Company, in accordance with the Plan.

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

                  (b) Subject to the applicable securities laws, the Committee may determine that the Option may be transferred by the Optionee to one or more members of the Optionee's Immediate Family, as defined in Section 6(c), to a partnership of which the only partners are the Optionee and/or members of the Optionee's Immediate Family, or to a trust established by the Optionee for the benefit of the Optionee and/or one or more members of the Optionee's Immediate Family. No transferee to whom or which the Option is transferred may further transfer such Option. An Option transferred pursuant to this Section shall remain subject to the provisions of the Plan, including, but not limited to, the provisions of Section 5 relating to the exercise of the Option upon the death, disability, retirement or other termination of employment or service of the Optionee, and shall be subject to such other rules as the Committee shall determine.

                  (c) For purposes of this Section 6, "Immediate Family" of the Optionee means the Optionee's spouse, parents, children, stepchildren, adoptive relationships, sisters, brothers and grandchildren.

         7. Withholding Taxes. At the time of receipt of Stock upon the exercise of all or any part of the Option, the Optionee shall be required to pay to the Company in cash (or make other arrangements, in accordance with Section 8 of the Plan for the satisfaction of) any taxes of any kind required by law to be withheld with respect to such Stock.

         8. No Rights as Stockholder. Neither the Optionee nor any other person shall become the beneficial owner of the shares of Stock subject to the Option, nor have any rights to dividends or other rights as a shareholder with respect to any such shares, until the Optionee has exercised the Option in accordance with the provisions hereof and of the Plan.

         9. No Right to Continued Employment or Service. Neither the Option nor any terms contained in this Amended Agreement shall confer upon the Optionee any express or implied right to be retained in the service of the Company or an Affiliate for any period or at all, nor restrict in any way the right of the Company or any Affiliate, which right is hereby expressly reserved, to terminate his employment or service at any time with or without cause. The Optionee acknowledges and agrees that any right to exercise the Option is earned only by continuing as an employee, director or consultant of the Company and the Affiliates, as applicable, at the will of the Company or any such Affiliate, or satisfaction of any other applicable terms and conditions contained in this Amended Agreement and the Plan, and not through the act of being hired, being granted the Option or acquiring shares of Stock hereunder.

         10. Inconsistency with Plan. Notwithstanding any provision herein to the contrary, the Option provides the Optionee with no greater rights or claims than are specifically provided for under the Plan. If and to the extent that any provision contained in this Amended Agreement is inconsistent with the Plan, the Plan shall govern.

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

         11. Compliance with Laws and Regulations. The Option and the obligation of the Company to sell and deliver shares of Stock hereunder shall be subject in all respects to (i) all applicable Federal and state laws, rules and regulations and (ii) any registration, qualification, approvals or other requirements imposed by any government or regulatory agency or body which the Committee shall, in its discretion, determine to be necessary or applicable, in all respects. Moreover, the Option may not be exercised if its exercise, or the receipt of shares of Stock pursuant thereto, would be contrary to applicable law. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of shares of Stock upon any national securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable, the Company shall not be required to deliver any certificates for shares of Stock to the Optionee or any other person unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Company.

         12. Investment Representation. If at the time of exercise of all or part of the Option the Stock is not registered under the Securities Act and/or there is no current prospectus in effect under the Securities Act with respect to the Stock, the Optionee shall execute, prior to the issuance of any shares of Stock to the Optionee by the Company, an agreement (in such form as the Committee may specify) in which the Optionee, among other things, represents, warrants and agrees that the Optionee is purchasing or acquiring the shares acquired under this Amended Agreement for the Optionee's own account, for investment only and not with a view to the resale or distribution thereof, that the Optionee has knowledge and experience in financial and business matters, that the Optionee is capable of evaluating the merits and risks of owning any shares of Stock purchased or acquired under this Amended Agreement, that the Optionee is a person who is able to bear the economic risk of such ownership and that any subsequent offer for sale or distribution of any of such shares shall be made only pursuant to (i) a registration statement on an appropriate form under the Securities Act, which registration statement has become effective and is current with regard to the shares being offered or sold, or (ii) a specific exemption from the registration requirements of the Securities Act, it being understood that to the extent any such exemption is claimed, the Optionee shall, prior to any offer for sale or sale of such shares, obtain a prior favorable written opinion, in form and substance satisfactory to the Committee, from counsel for or approved by the Committee, as to the applicability of such exemption thereto.

         13. Lock-Up Period. The Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any equity securities of the Company under the Securities Act, the Optionee shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Stock or other equity securities of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Stock or other equity securities of the Company (each such action, a "Transfer") during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act, which includes equity securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to equity securities subject to the foregoing restrictions until the end of such Market Standoff Period.

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

         14. Certain Other Representations and Covenants of the Optionee. The Optionee hereby acknowledges receipt of a copy of the Plan and represents that he is familiar with the terms and provisions thereof. The Optionee hereby represents and acknowledges that he has reviewed the Plan and this Amended Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Amended Agreement and fully understands all provisions of the Plan and this Amended Agreement. The Optionee hereby agrees to be bound by all of the terms and provisions of the Plan and this Amended Agreement, including the terms and provisions adopted after the granting of the Option but prior to the complete exercise hereof, subject to the last paragraph of Section 12 of the Plan as in effect on the date hereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Committee or the Board upon any questions arising under the Plan, this Amended Agreement or otherwise relating to the Option.

         15. Notices. Any Notice or other communication required or permitted hereunder shall be in accordance with the Plan, and, if to the Company, may be delivered in person to the Chairman of the Company's Board of Directors, by facsimile at (203) 661-5756, or sent by certified or registered mail or overnight courier, prepaid, addressed to the Company at 545 Steamboat Road, Greenwich, CT 06830, and, if to the Optionee, shall be addressed to him at the address set forth below his signature hereon, subject to the right of either party to designate at any time hereafter in writing some other address.

         16. Governing Law. The validity, interpretation, construction and performance of this Amended Agreement shall be governed by the laws of the State of Delaware applicable to contracts executed and to be performed entirely within such state, without regard to the conflict of law provisions thereof.

         17. Severability. If any of the provisions of this Amended Agreement should be deemed unenforceable, the remaining provisions shall remain in full force and effect.

         18. Modification. Except as otherwise permitted by the Plan, this Amended Agreement may not be modified or amended, nor may any provision hereof be waived, in any way except in writing signed by the parties hereto.

         19. Counterparts. This Amended Agreement has been executed in two counterparts, each of which shall constitute one and the same instrument.

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         IN WITNESS WHEREOF, the Company has caused this Amended Agreement to be executed by a duly authorized officer and the Optionee has executed this Amended Agreement, both as of the day and year indicated by their signatures, effective as of the Effective Date.




                                     APCOA/Standard Parking, Inc.
--------------------------

                                     By:
--------------------------           ------------------------------
                                     Name:
                                     ------------------------------
                                     Title:
                                     ------------------------------

Date:                                Date:
     ---------------------           ------------------------------


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